UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities exchange Act of 1934


         Date of Report (Date of earliest Event Reported) July 10, 2000

                                   ----------

                        Commission file Number 000-26839

                                SNAP2 CORPORATION
                      (f/k/a) White Rock Enterprises, Ltd.
             (exact Name of Registrant as Specified in its Charter)

                                   ----------

           Nevada                                          88-0407246
(State of other jurisdiction of                         (I.R.S. Employer
incorporation or organization)                        Identification Number)


10641 Justin Drive
Urbandale, Iowa                                               50322
(Address of principal executive offices)                   (Zip Code)


                                 (515) 331-0560
                (Registrant's Executive Office Telephone Number)



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ITEM 1.  CHANGES IN CONTROL OF REGISTRANT:

     Not applicable.

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS:

     Not applicable.

ITEM 3.  BANKRUPTCY OR RECEIVERSHIP:

     Not applicable.

ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT:

     Not applicable.

ITEM 5.  OTHER EVENTS:

     Effective July 10, 2000, Registrant has amended its Certificate of Incorporation to change its name to: SNAP2 Corporation.

     Its new CUSIP Number is 83304R 10 9, and its new trading symbol is SSNP.

ITEM 6.  RESIGNATIONS OF DIRECTORS AND EXECUTIVE OFFICERS:

     Not applicable.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS:

     No financial statements or exhibits are being filed herewith.

ITEM 8.  CHANGE IN FISCAL YEAR:

     Not applicable

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

                                       SNAP2 CORPORATION
                                      (f/k/a) White Rock Enterprises, Ltd.



                                       By /s/ Dean R. Grewell, III
                                          ---------------------------
                                               Dean R. Grewell, III
                                               President

Date:  July 11, 2000